SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                           _________________________


       Date of Report (date of earliest event reported):  APRIL 12, 2005


                              PSB HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


        WISCONSIN                   0-26480                   39-1804877
     (State or other           (Commission File              (IRS Employer
     jurisdiction of                Number)                 Identification
     incorporation)                                             Number)

                            1905 W. STEWART AVENUE
                               WAUSAU, WI 54401
         (Address of principal executive offices, including Zip Code)

                                (715) 842-2191
              Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT


SECTION 1 -  REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On April 12, 2005, the Company's bank subsidiary (the "Bank") took action with respect to the employment arrangements and welfare benefits of the executive officers of the Company.

      The Bank entered into amended employment agreements with David K. Kopperud, President of the Company, and David A. Svacina, Vice President, which were technical in nature and were made solely to comply with the provisions of the new Internal Revenue Code Section 409A as it relates to the possible payment of severance benefits under the agreements in the event of early termination of the agreements by the Bank.

      The Bank also entered into an amendment of the employment agreement with Scott M. Cattanach, Treasurer of the Company, to comply with the provisions of Code Section 409A. In addition, the term of Mr. Cattanach's agreement was revised so that it now provides for an initial term of employment ending on March 31, 2008, with automatic extensions of one month following the close of each calendar month until either party notifies the other that the contract will no longer be extended or Mr. Cattanach reaches age 62. The effect of this provision is to maintain a continuing three-year agreement which will terminate at Mr. Cattanach's death, age 65, or three years after notice of nonextension is given.

      The Board of Directors of the Bank also approved the termination of the Bank's Post Retirement Health Care Benefits Plan which previously covered approximately 30 current officers of the Bank. Retirees under the plans were not affected by this action. The Board approved individual arrangements under which Mr. Kopperud and Mr. Svacina will be entitled to receive 25% of health insurance premiums following retirement at age 62, with benefits continuing until the later of age 65 or qualification for Medicare coverage.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PSB HOLDINGS, INC.



Date:  April 14, 2005               By:    SCOTT M. CATTANACH
                                           Scott M. Cattanach
                                           Treasurer
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
                                 EXHIBIT INDEX
                                      TO
                                   FORM 8-K
                                      OF
                              PSB HOLDINGS, INC.
                             DATED APRIL 12, 2005
                 Pursuant to Section 102(d) of Regulation S-T
                        (17 C.F.R. Section 232.102(d))



10.1* AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT OF DAVID K. KOPPERUD 10.2* AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT OF DAVID A. SVACINA
10.3* AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT OF SCOTT M. CATTANACH

* Denotes Executive Compensation Plans and Arrangements.
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